Exhibit 10.0


                            GP STRATEGIES CORPORATION

                                       AND

                     NATIONAL PATENT DEVELOPMENT CORPORATION





                       NOTE AND WARRANT PURCHASE AGREEMENT





                              Dated August 8, 2003



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                                TABLE OF CONTENTS
                                                                           Page

I.   The Exchange.............................................................1

     1.1.     Authorization of Notes and GP Warrants..........................1

     1.2.     Terms of the Exchange...........................................1

     1.3.     Closing.........................................................2

     1.4.     Issue of NPDC Warrants..........................................2

II.  Conditions to Obligations of the Purchaser...............................3

     2.1.     Accuracy of Representations; Compliance with Conditions;
                 No Default...................................................3

     2.2.     GP Secretary's Certificate......................................3

     2.3.     GP Incumbency Certificate.......................................3

     2.4.     NPDC Secretary's Certificate....................................4

     2.5.     NPDC Incumbency Certificate.....................................4

     2.6.     MXL Secretary's Certificate.....................................4

     2.7.     MXL Incumbency Certificate......................................4

     2.8.     Opinions of Counsel.............................................4

     2.9.     Transaction Documents...........................................4

     2.10.    Legal Action....................................................4

     2.11.    No Governmental Action..........................................5

     2.12.    NYSE Listing....................................................5

     2.13.    Payment of Fees.................................................5

     2.14.    Bank Consent....................................................5

     2.15.    Title Insurance, Etc............................................5


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     2.16.    No Material Adverse Change......................................5

III. Conditions to the Obligations of GP and NPDC.............................6

     3.1.     Accuracy of Representations and Compliance with Conditions......6

     3.2.     Legal Action....................................................6

     3.3.     No Governmental Action..........................................6

     3.4.     NYSE Listing....................................................6

     3.5.     Bank Consent....................................................6

IV.  Representations and Warranties of GP.....................................6

     4.1.     Organization and Qualification..................................6

     4.2.     SEC Reports.....................................................7

     4.3.     Capitalization..................................................7

     4.4.     Litigation and Claims...........................................7

     4.5.     Authority to Sell; Enforceability; Valid Issuance...............7

     4.6.     No Conflicts....................................................8

     4.7.     No Registration Required........................................8

     4.8.     No Event of Default.............................................9

     4.9.     Title to Premises...............................................9

     4.10.    Environmental Matters...........................................9

     4.11.    GP Taxes...................................................... 10

     4.12.    Broker's or Finder's Commissions; Financial Advisory Fees......10

     4.13.    Solvency...................................................... 10

     4.14.    Permits....................................................... 10

     4.15.    Subsidiaries...................................................10

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     4.16.    Disclosure.....................................................10

V.   Representations and Warranties of NPDC..................................11

     5.1.     Organization and Qualification.................................11

     5.2.     Capitalization; MXL............................................11

     5.3.     Litigation and Claims..........................................11

     5.4.     Authority to Sell; Enforceability; Valid Issuance..............11

     5.5.     No Conflicts...................................................12

     5.6.     No Registration Required.......................................12

     5.7.     NPDC Taxes.....................................................13

     5.8.     Broker's or Finder's Commissions; Financial Advisory Fees......13

     5.9.     Disclosure.....................................................13

VI.  Representations and Warranties of MXL...................................13

     6.1.     Organization and Qualification.................................13

     6.2.     Authority; Enforceability......................................13

     6.3.     No Conflicts...................................................14

     6.4.     Title to Premises..............................................14

     6.5.     Disclosure.....................................................14

VII. Representations and Warranties of the Purchasers........................15

     7.1.     Authority to Buy...............................................15

     7.2.     Non-Distributive Intent........................................15

     7.3.     Information and Experience.....................................15

     7.4.     Purchaser Status...............................................15

     7.5.     Broker's or Finder's Commissions; Financial Advisory Fees......15

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VIII.    Covenants and Agreements............................................15

         8.1.     Advice of Changes..........................................16

         8.2.     Furnish Future Information.................................16

         8.3.     Mortgage...................................................16

         8.4.     No Liability...............................................17

         8.5.     Transfer Restrictions......................................17

         8.6.     Bank Consent...............................................18

         8.7.     Title Insurance............................................18

         8.8.     NYSE Listing...............................................18

         8.9.     Warrant Purchase...........................................18

         8.10.    Spin-Off...................................................18

         8.11.    Subordination Agreement....................................18

IX.      Agent...............................................................18

         9.1.     Appointment and Authority..................................18

         9.2.     Performance of Duties and Obligations......................22

         9.3.     Liquidation................................................23

         9.4.     Successor Agent............................................23

         9.5.     Fees and Expenses of Agent.................................23

         9.6.     Indemnification............................................23

X.       Indemnification.....................................................24

         10.1. General 24

         10.2.    Indemnity Procedures.......................................24

         10.3.    Exclusivity................................................26


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XI.      Termination.........................................................26

         11.1.    Termination................................................26

         11.2.    Effect of Termination......................................27

XII.     Miscellaneous.......................................................27

         12.1.    Costs and Expenses.........................................27

         12.2.    Further Actions............................................27

         12.3.    Entire Understanding.......................................27

         12.4.    Amendments and Waivers.....................................27

         12.5. Notices 27

         12.6.    No Waiver; Remedies Cumulative.............................29

         12.7.    Binding Effect.............................................29

         12.8.    No Third Party Beneficiaries...............................30

         12.9.    Separability...............................................30

         12.10. Headings 30

         12.11.   Counterparts; Governing Law................................30

XIII.    Definitions.........................................................30





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LIST OF EXHIBITS AND SCHEDULES

Exhibit A              -   Form of Note
Exhibit B              -   Form of GP Warrant
Exhibit C              -   Form of NPDC Warrant
Exhibit D              -   Form of Mortgage
Exhibit E              -   Form of GP Registration Rights Agreement
Exhibit F              -   Form of NPDC Registration Rights Agreement
Exhibit G              -   Form of Indemnity Agreement
Exhibit H              -   Form of Opinion of Andrea Kantor, Esq.
Exhibit I              -   Form of Opinion of Duane Morris LLP
Exhibit J              -   Form of Opinion of Counsel to NPDC
Exhibit K              -   Form of Subordination Agreement

Schedule 1.2           -   Purchasers
Schedule 2.15          -   Scheduled Encumbrances
Schedule 4.15          -   GP Subsidiaries
Schedule 4.16          -   Disclosure Documents

                       NOTE AND WARRANT Purchase Agreement

         Agreement, dated August 8, 2003, among GP Strategies Corporation, a Delaware corporation ("GP"), National Patent Development Corporation, a Delaware corporation ("NPDC"), MXL Industries, Inc., a Delaware corporation ("MXL"), the purchasers set forth on the signature pages hereto (the "Purchasers"), and Gabelli Funds, LLC, as agent ("Agent").

         The Purchasers desire to acquire the Notes, the GP Warrants, and, upon the completion of the Spin-Off of NPDC by GP, the NPDC Warrants (each as defined below), in exchange for cash as hereinafter provided, and GP and NPDC desire to effect such exchange.

         Certain capitalized terms used in this Agreement are defined in Article XIII; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

I.       The Exchange

1.1.     Authorization of Notes and GP Warrants.

(a) GP has authorized the issue and sale of $7,500,000 aggregate principal amount of its 6% Conditional Subordinated Notes due 2008. Such 6% Conditional Subordinated Notes due 2008 shall be substantially in the form set forth in Exhibit A and are herein referred to individually as a "Note" and collectively as the "Notes," which terms shall also include any notes delivered in exchange or replacement therefor.

(b) GP has also authorized the issue and sale of 937,500 warrants, each entitling the holder thereof to purchase (subject to adjustment as provided therein) one share ("GP Warrant Shares") of GP Common Stock. Such warrants shall be evidenced by warrant certificates substantially in the form set forth in Exhibit B ("GP Warrant Certificates," which term shall also include any warrant certificates delivered in exchange or replacement therefor) and are herein referred to individually as a "GP Warrant" and collectively as the "GP Warrants."

(c) NPDC has authorized the issue of up to the NPDC Warrant Amount of warrants, each entitling the holder thereof to purchase (subject to adjustment as provided therein) one share ("NPDC Warrant Shares") of NPDC Common Stock. Such warrants shall be evidenced by warrant certificates in the form set forth in Exhibit C ("NPDC Warrant Certificates," which term shall also include any warrant certificates delivered in exchange or replacement therefor) and are herein referred to individually as an "NPDC Warrant" and collectively as the "NPDC Warrants."

1.2. Terms of the Exchange. On the basis of the representations, warranties, covenants, and agreements contained in this Agreement and subject to the terms and conditions of this Agreement, at the Closing (as defined below), GP shall issue and sell to each of the Purchasers, and each of the Purchasers will purchase from GP, (a) a Note in the principal amount specified opposite such Purchaser's name in Schedule 1.2 and (b) a number of GP Warrants specified opposite such Purchaser's name in

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         Schedule 1.2, at a purchase price for such Note and GP Warrants collectively equal to 100% of the principal amount of such Note. The obligations of each Purchaser hereunder are several and not joint obligations and no Purchaser shall have any obligation or liability to any person for the performance or non-performance by any other Purchaser hereunder.

1.3.     Closing.

(a) The closing of the transactions contemplated by Section 1.2 (the "Closing") shall take place at the offices of Duane Morris LLP, 380 Lexington Avenue, New York, New York, at 10:00 a.m. local time on the second Business Day after the condition in Section 2.14 has been satisfied (the "Closing Date"). The Closing may occur at such different place, different time, or different date as GP, NPDC, the Purchasers, and the Agent agree in writing.

(b) At the Closing, GP shall deliver to each Purchaser, against delivery by such Purchaser to GP or its order, by wire transfer of immediately available funds, of payment of the full purchase price for the Note and GP Warrants to be purchased by such Purchaser:

(i) a Note in the principal amount to be purchased by such Purchaser, dated the Closing Date, and registered in the name of such Purchaser; and

(ii) a GP Warrant Certificate representing the GP Warrants to be purchased by such Purchaser, dated the Closing Date, and registered in the name of such Purchaser.

(c) At the Closing, GP, NPDC, the Purchasers, and the Agent, as applicable, shall deliver the following:

(i) A Mortgage, Security Agreement and Assignment of Leases (the "Mortgage"), substantially in the form set forth in Exhibit D;

(ii) A GP Registration Rights Agreement (the "GP Registration Rights Agreement"), substantially in the form set forth in Exhibit E;

(iii) An NPDC Registration Rights Agreement (the "NPDC Registration Rights Agreement"), substantially in the form set forth in Exhibit F;

(iv) An Indemnity Agreement (the "Indemnity Agreement"), substantially in the form set forth in Exhibit G; and

(v) Each certificate or other document required to be delivered by such party pursuant to Article II or III.

     1.4. Issue of NPDC Warrants. On the basis of the representations, warranties, covenants, and agreements contained in this Agreement and subject to the terms and conditions of this Agreement, and in consideration of the contemplated contribution of assets by GP to NPDC in connection with the Spin-Off, NPDC, effective as of the Spin-Off Date, will issue, to each holder (a "GP Warrant Holder") of record of GP Warrants outstanding on the NPDC Warrant Record Date, a number of NPDC Warrants equal to the greatest whole number of NPDC Warrants equal to or less than the NPDC Warrant Amount multiplied by a fraction, the numerator of which is the number of GP Warrants held by such GP Warrant Holder on the NPDC Warrant Record Date and the denominator of which is 937,500. On or as soon as practicable after the Spin-Off Date but in no event later than the fifth Business Day after such date, NPDC shall deliver to each GP Warrant Holder an NPDC Warrant Certificate representing the NPDC Warrants to which such GP Warrant Holder is entitled pursuant to this Section 1.4.

II.      Conditions to Obligations of the Purchaser

         The obligations of each of the Purchasers at the Closing are subject, at the option of the Purchasers, to the following conditions:

     2.1. Accuracy of Representations; Compliance with Conditions; No Default. All representations and warranties of GP, NPDC, or MXL contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing as though such representations and warranties were then made in exactly the same language by GP, NPDC, or MXL and regardless of knowledge or lack thereof on the part of GP, NPDC, or MXL or changes beyond its control and without giving effect to any supplement or notice given pursuant to Section 8.1 hereof; as of the Closing, GP, NPDC, and MXL shall have performed and complied with all covenants and agreements and satisfied all conditions required by this Agreement to be performed and complied with by either of them at or before such time; no condition or event has occurred or is continuing or will result from execution and delivery of this Agreement or the other Transaction Documents which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and the Purchasers shall have received certificates executed by the chief executive officer and the chief financial officer of each of GP, NPDC, and MXL, dated the Closing Date, to that effect.

     2.2. GP Secretary's Certificate. The Purchasers and Agent shall have received on the Closing Date a certificate of the Secretary or an Assistant Secretary of GP which shall certify that attached thereto are true and complete copies of (a) the Certificate of Incorporation of GP, as amended to such date,
(b) the By-laws of GP as in effect on such date, and (c) the resolutions of the Board of Directors of GP evidencing approval of this Agreement, the Notes, the GP Warrants, the GP Registration Rights Agreement, the Mortgage, and the Indemnity Agreement and the matters and transactions contemplated hereby and thereby.

     2.3. GP Incumbency Certificate. The Purchasers and Agent shall have received on the Closing Date a certificate of the Secretary or an Assistant Secretary of GP which shall certify the names of the officers of GP authorized to sign this Agreement, the Notes, the GP Warrants, the GP Registration Rights Agreement, and the Mortgage, and any other documents or certificates to be delivered pursuant to this Agreement by GP, together with the true signatures of such officers. The Purchasers and Agent may conclusively rely on such certificate until the Agent shall receive a further certificate of the Secretary or an Assistant Secretary of GP canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

     2.4. NPDC Secretary's Certificate. The Purchasers and Agent shall have received on the Closing Date a certificate of the Secretary or an Assistant Secretary of NPDC which shall certify that attached thereto are true and complete copies of (a) the Certificate of Incorporation of NPDC, as amended to such date, (b) the By-laws of NPDC as in effect on such date, and (c) the resolutions of the Board of Directors of NPDC evidencing approval of this Agreement, the NPDC Warrants, the NPDC Registration Rights Agreement, and the Indemnity Agreement and the matters and transactions contemplated hereby and thereby.

     2.5. NPDC Incumbency Certificate. The Purchasers and Agent shall have received on the Closing Date a certificate of the Secretary or an Assistant Secretary of NPDC which shall certify the names of the officers of NPDC authorized to sign this Agreement, the NPDC Warrants, and the NPDC Registration Rights Agreement, and any other documents or certificates to be delivered pursuant to this Agreement by NPDC, together with the true signatures of such officers. The Purchasers and Agent may conclusively rely on such certificate until the Agent shall receive a further certificate of the Secretary or an Assistant Secretary of NPDC canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

     2.6. MXL Secretary's Certificate. The Purchasers and Agent shall have received on the Closing Date a certificate of the Secretary or an Assistant Secretary of MXL which shall certify that attached thereto are true and complete copies of (a) the Certificate of Incorporation of MXL, as amended to such date,
(b) the By-laws of MXL as in effect on such date, and (c) the resolutions of the Board of Directors of MXL evidencing approval of this Agreement and the matters and transactions contemplated hereby.

     2.7. MXL Incumbency Certificate. The Purchasers and Agent shall have received on the Closing Date a certificate of the Secretary or an Assistant Secretary of MXL which shall certify the names of the officers of MXL authorized to sign this Agreement, and any other documents or certificates to be delivered pursuant to this Agreement by MXL, together with the true signatures of such officers. The Purchasers and Agent may conclusively rely on such certificate until the Agent shall receive a further certificate of the Secretary or an Assistant Secretary of MXL canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

     2.8. Opinions of Counsel. The Purchasers shall have received on the Closing Date the opinions of Andrea Kantor, Esq., and Duane Morris LLP, each counsel to GP, NPDC, and MXL, dated as of such date, substantially in the forms set forth in Exhibits H and I, respectively.

     2.9. Transaction Documents. The Transaction Documents other than the NPDC Warrants shall have been duly authorized, executed, and delivered by GP, NPDC, and MXL, as applicable, at or prior to the Closing and at the Closing shall be in full force and effect.

     2.10. Legal Action. There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto or which, individually or in the aggregate, has, had, or could reasonably be expected to have a Material Adverse Effect on GP, NPDC, or MXL.

     2.11. No Governmental Action. There shall not have been any action taken, or any law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which makes any of the transactions contemplated by this Agreement illegal or prohibits, restricts, or delays consummation of any of the transactions contemplated by this Agreement or which, individually or in the aggregate, has, had, or could reasonably be expected to have a Material Adverse Effect on GP, NPDC, or MXL.

     2.12. NYSE Listing. The New York Stock Exchange shall, at or prior to the Closing, have listed or approved the listing on official notice of issuance of the GP Warrant Shares.

     2.13. Payment of Fees. GP shall have paid the costs and expenses identified in Section 12.1 as to which the Purchasers give GP notice prior to the Closing.

     2.14. Bank Consent. GP shall have obtained at or prior to the Closing the consent to the transactions contemplated by this Agreement of GP's bank lenders (the "Banks"), including the release of the Banks' existing lien (the "Existing Lien") on the Premises (as defined in the Mortgage).

     2.15. Title Insurance, Etc. GP, at its expense, shall have obtained and delivered to the Purchasers (a) a preliminary title report and a mortgagee's title insurance policy (the "Title Policy") issued by a reputable national title insurance company (the "Title Company") and (b) Uniform Commercial Code, litigation, bankruptcy, and judgment searches showing no liens, judgments, financing statements, or other security interests of record affecting the Premises except those matters described in Schedule 2.15, the Existing Lien (which shall be subject to the condition set forth in Section 2.14), liens securing the Notes, and such other matters as may be approved in writing by the Purchasers. The Title Policy shall be in form and content reasonably satisfactory to the Purchasers; shall insure that the Mortgage is a valid first lien against the Premises, subject to only the matters set forth in Schedule
2.15 and such other exceptions as may have been approved in writing by Purchasers, and that GP has good and marketable fee simple title to the Premises; shall contain such endorsements and affirmative insurance as the Purchasers may reasonably require; and shall afford the broadest coverage that is customarily afforded by the Title Company to mortgagees of similar property located in the New York.

     2.16. No Material Adverse Change. Since the date of this Agreement, no event shall have occurred which individually or in the aggregate, has, had, or could reasonably be expected to have a Material Adverse Effect on GP, NPDC, or MXL.

III. Conditions to the Obligations of GP and NPDC

         The obligations of GP and NPDC under this Agreement are subject, at the option of GP and NPDC, to the following conditions:

     3.1. Accuracy of Representations and Compliance with Conditions. All representations and warranties of the Purchasers contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing as though such representations and warranties were then made in exactly the same language by the Purchasers and regardless of knowledge or lack thereof on the part of the Purchasers or changes beyond their control; as of the Closing the Purchasers shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by any of them at or before such time by this Agreement; and GP and NPDC shall have received a certificate or certificates of the Purchasers, dated the Closing Date, to that effect.

     3.2. Legal Action. There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto. 3.3. No Governmental Action. There shall not have been any action taken, or any law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which makes any of the transactions contemplated by this Agreement illegal or prohibits, restricts, or delays consummation of any of the transactions contemplated by this Agreement.

     3.4. NYSE Listing. The New York Stock Exchange shall, at or prior to the Closing, have listed or approved the listing on official notice of issuance of the GP Warrant Shares.

     3.5. Bank Consent. GP shall have obtained at or prior to the Closing the consent to the transactions contemplated by this Agreement of the Banks, including the release of the Existing Lien.

IV. Representations and Warranties of GP

     GP represents and warrants to the Purchasers as follows:

     4.1. Organization and Qualification. GP is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry on the business in which it is engaged. GP is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary, except as would not be reasonably likely to have a Material Adverse Effect on GP.

     4.2. SEC Reports. GP has delivered to the Purchasers true and correct copies of its Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K"), Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, all Current Reports on Form 8-K filed with the SEC since the filing of the Form 10-K, and its Proxy Statement dated June 10, 2002 (collectively, the "SEC Reports"). None of the SEC Reports when filed with the SEC contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein not misleading. From the date of the last SEC Report to the Closing Date, no event has occurred which individually or in the aggregate, has, had, or could reasonably be expected to have a Material Adverse Effect on GP.

     4.3. Capitalization. The authorized capital stock of GP consists of 25,000,000 shares of GP Common Stock and 2,800,000 shares of GP Class B Stock, of which as of the date of this Agreement 16,159,702 shares of GP Common Stock and 1,200,000 shares of GP Class B Stock are outstanding. Each of such outstanding  shares  of GP  Common  Stock  and  GP  Class  B  Stock  is  validly authorized, validly issued, fully paid, and nonassessable, and has not been issued and is not owned or held in violation of any preemptive right of stockholders. Other than as contemplated by this Agreement and the other Transaction Documents and as disclosed in the SEC Reports, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of GP or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of GP. Other than as disclosed in the SEC Reports, there is outstanding no security or other instrument convertible into or exchangeable for capital stock of GP.

     4.4. Litigation and Claims. Except as disclosed in the SEC Reports, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the knowledge of GP, threatened, with respect to GP or any GP Subsidiary (as defined below) which has, had, or is reasonably likely to have a Material Adverse Effect on GP.

     4.5. Authority to Sell; Enforceability; Valid Issuance. GP has all requisite power and authority to execute, deliver, and perform this Agreement and the other Transaction Documents to be executed, delivered, and performed by it. All necessary corporate proceedings of GP have been duly taken to authorize the execution, delivery, and performance by GP of this Agreement and the other Transaction Documents to be executed, delivered, and performed by it. Each of this Agreement and the other Transaction Documents to be executed, delivered, and performed by GP has been duly authorized by GP and this Agreement has been, and at the Closing the other Transaction Documents to be executed, delivered, and performed by GP will be, duly executed and delivered by GP. Each of this Agreement and the other Transaction Documents to be executed, delivered, and performed by GP constitutes or will constitute the legal, valid, and binding obligation of GP and is or will be enforceable as to GP in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws of general application affecting enforcement of creditors' rights, (b) for general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of Section 2.10 of the GP Registration Rights Agreement may be limited by applicable laws. All GP Warrant Shares have been reserved for issuance and, when issued and delivered on exercise of the GP Warrants and payment therefor in accordance with the GP Warrants or in accordance with the Notes, will be validly authorized, validly issued, fully paid, and nonassessable and will not have been issued in violation of any preemptive right of stockholders. Each Purchaser or other Person receiving GP Warrant Shares upon exercise of GP Warrants in accordance with their terms will receive good title to such shares, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts, other than (x) those imposed by the Purchaser or other Person receiving the same, (y) restrictions on transfer under applicable securities laws, and (z) as provided in the GP Warrant Certificate or Note, as applicable.

     4.6. No Conflicts. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by GP for the execution, delivery, or performance by GP of this Agreement or the other Transaction Documents to be executed, delivered, and performed by GP, except for the filing of a Form D under the Securities Act and as may be required under state securities laws. No consent of any party to any contract, agreement, instrument, lease, or license (collectively, "Contracts") to which GP or any GP Subsidiary is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement or the other Transaction Documents to be executed, delivered, and performed by GP, other than the consent and release of the Banks as referred to in Section 3.5; and, if such consent is obtained, the execution, delivery, and performance by GP of this Agreement and the other Transaction Documents to be executed, delivered, and performed by GP will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to rights and privileges that such party was not receiving or entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of GP or any GP Subsidiary that it was not paying or obligated to pay immediately before this Agreement was executed under, any term of any such Contract, or result in the creation of any lien (except as set forth in the Mortgage) on any of GP's or any GP Subsidiary's properties or assets, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of GP or any GP Subsidiary, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on GP or any GP Subsidiary or to which it or any of its businesses, properties, or assets are subject, in each case except as would not be reasonably likely to have a Material Adverse Effect on GP.

4.7. No Registration Required. Assuming the continuing accuracy of the representations and warranties of the Purchasers contained in Article VII hereof, the offer, sale and issuance of (a) the Notes, (b) the GP Warrants, and

(c) upon exercise of the GP Warrants in accordance with their terms, the GP Warrant Shares will be exempt from the registration requirements of the Securities Act.

     4.8. No Event of Default. There exists no event of default under the terms and provisions of any instrument, agreement, or contract pertaining to any indebtedness of GP, including Senior Indebtedness (as defined in the Note), and to GP's knowledge there exists no event or condition which, with due notice or lapse of time or both, would constitute such an event of default.

     4.9. Title to Premises. GP has on the date hereof, and, if the Contemplated Conveyance has not taken place, will have at the Closing, an indefeasible estate in fee simple in the portion of the Premises which constitutes real property and GP owns on the date hereof, and, if the Contemplated Conveyance has not taken place, will own at the Closing, good title to the portion of the Premises which constitutes personal property, in each case and to GP's knowledge, subject only to the encumbrances set forth on Schedule 2.15, the Existing Lien, liens securing the Notes, and such other matters as may be approved in writing by the Purchasers. No person has asserted a claim against GP or, to GP's knowledge, has threatened to assert a claim against GP or the Premises that would, if such claim were upheld, result in an encumbrance to the Premises (other than an encumbrance set forth on Schedule 2.15, the Existing Lien, liens securing the Notes, or such other matters as may be approved in writing by the Purchasers) which would materially adversely affect the value, use or enjoyment of the Premises, and there are no facts known to GP that would allow such a claim to be successfully asserted. Subject to obtaining the consent and release of the Banks as referred to in Section 3.5, (a) GP has on the date hereof, and, if the Contemplated Conveyance has not taken place, will have at the Closing, good right, full power, and lawful authority to convey and mortgage to the Agent and grant to the Agent a security interest in the same, in the manner and form set forth in the Mortgage; (b) subject to the Permitted Encumbrances and other Liens (as such terms are defined in the Mortgage) permitted pursuant to the Mortgage, the Mortgage will, at the time of its delivery to Agent, and thereafter be a valid and enforceable and, upon recordation, perfected first mortgage lien on the Premises; and (c) GP shall and will warrant and forever defend the title to the Premises unto Agent against the claims of all Persons whomsoever.

     4.10. Environmental Matters. To the knowledge of GP, except as set forth in the Environmental Report, (a) there are no Hazardous Materials or underground storage tanks in, on, or under the Premises, except those that are both (i) in compliance with Environmental Laws and with permits issued pursuant thereto (if such permits are required), if any, and (ii) in amounts not in excess of that necessary to operate the Premises; (b) there are no past, present, or threatened Releases of Hazardous Materials in violation of any Environmental Law and which would require remediation by a governmental authority in, on, under, or from the Premises; (c) there is no threat of any Release of Hazardous Materials migrating to the Premises ; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Premises; (e) GP does not know of, and has not received, any written or oral notice or other communication from any Person (including but not limited to a governmental entity) relating to Hazardous Materials in, on, under, or from the Premises; and (f) GP has truthfully and fully provided to the Purchasers, in writing, any and all information relating to environmental conditions in, on, under, or from the Premises known to GP or contained in GP's files and records, including but not limited to any reports relating to Hazardous Materials in, on, under, or migrating to or from the Premises and/or to the environmental condition of the Premises.

     4.11. GP Taxes. GP has filed all federal, state, local, and foreign tax returns, informational returns, and excise tax returns which are required to have been filed by it, and there have been paid all taxes shown to be due and payable on such returns and all other material taxes and assessments payable by it, unless any such tax or assessment is being diligently contested in good faith and GP has adequately reserved against such tax or assessment on its books and financial statements in accordance with GAAP, in each case except as would not be reasonably likely to have a Material Adverse Effect on GP. No material tax liens have been filed and no material claims are being asserted with respect to any such taxes as of the date hereof. No material tax assessment against GP has been proposed and all of its tax liabilities are adequately provided for on its books and financial statements in accordance with GAAP.

     4.12. Broker's or Finder's Commissions; Financial Advisory Fees. No broker's or finder's fee or commission or financial advisory or similar fees will be payable by GP or any of its affiliates with respect to the issuance and sale of the Notes, the GP Warrants, or the NPDC Warrants or otherwise in connection with the transactions contemplated by the Transaction Documents.

     4.13. Solvency. GP is and shall be Solvent both before and after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents to be effected on or prior to the Closing Date.

     4.14. Permits. GP has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which, individually or in the aggregate, has, had, or could reasonably be expected to have a Material Adverse Effect on GP.

     4.15. Subsidiaries. The only subsidiaries of GP which are significant, as defined in Regulation S-X promulgated by the SEC, are those subsidiaries listed on Schedule 4.15 (the "GP Subsidiaries").

     4.16. Disclosure. None of the factual information concerning GP and the GP Subsidiaries set forth in the SEC Reports or delivered pursuant to this Agreement, the other Transaction Documents, or the other documents set forth on
Schedule 4.16 contains as of its date, certification, or delivery any untrue statement of a material fact, and all such factual information (taken as a whole) does not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

V. Representations and Warranties of NPDC

     NPDC represents and warrants to the Purchasers as follows:

     5.1. Organization and Qualification. NPDC is, and on the Spin-Off Date will be, a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry on the business in which it is engaged. NPDC is, and on the Spin-Off Date will be, duly qualified to transact the business in which it is engaged and is or will be in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary, except as would not be reasonably likely to have a Material Adverse Effect on NPDC

     5.2. Capitalization; MXL. Immediately after the Spin-Off, NPDC Common Stock will constitute the only shares of capital stock of NPDC outstanding. On the Spin-Off Date, each of such outstanding shares of NPDC Common Stock will be validly authorized, validly issued, fully paid, and nonassessable, and will not have been issued and will not be owned or held in violation of any preemptive right of stockholders. Other than as contemplated by this Agreement and the other Transaction Documents, the Spin-Off, and options contemplated to be issued to employees of NPDC, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of NPDC or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of NPDC. On the Spin-Off Date, there will be outstanding no security or other instrument convertible into or exchangeable for capital stock of NPDC. At the time of the Contemplated Conveyance (as defined below), MXL will be a wholly-owned subsidiary of NPDC.

     5.3. Litigation and Claims. Except as disclosed in the SEC Reports, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the knowledge of NPDC, threatened, with respect to NPDC or any NPDC Subsidiary, which individually or in the aggregate, has, had, or could reasonably be expected to have a Material Adverse Effect on NPDC.

     5.4. Authority to Sell; Enforceability; Valid Issuance. NPDC has all requisite power and authority to execute, deliver, and perform this Agreement and the other Transaction Documents to be executed, delivered, and performed by it. All necessary corporate proceedings of NPDC have been or prior to the Spin-Off Date will have been duly taken to authorize the execution, delivery, and performance by NPDC of this Agreement and the other Transaction Documents to be executed, delivered, and performed by it. Each of this Agreement and the other Transaction Documents to be executed, delivered, and performed by NPDC has been or prior to the Spin-Off Date will have been duly authorized by NPDC and this Agreement has been, and at the Closing or the Spin-Off Date the other Transaction Documents to then be executed, delivered, and performed by NPDC will be, duly executed and delivered by NPDC. Each of this Agreement and the other Transaction Documents to be executed, delivered, and performed by NPDC constitutes or will constitute the legal, valid, and binding obligation of NPDC and is or will be enforceable as to NPDC in accordance with its terms, except

(a) as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) for general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of Section 2.10 of the NPDC Registration Rights Agreement may be limited by applicable laws. On the Spin-Off Date, all NPDC Warrant Shares will have been reserved for issuance and, when issued and delivered on exercise of the NPDC Warrants and payment therefor in accordance with the NPDC Warrants, will be validly authorized, validly issued, fully paid, and nonassessable and will not have been issued in violation of any preemptive right of stockholders. Each Purchaser or other Person receiving NPDC Warrant Shares upon exercise of GP Warrants in accordance with their terms will receive good title to such shares, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts, other than (x) those imposed by the Purchaser or other Person receiving the same, (y) restrictions on transfer under applicable securities laws, and (z) as provided in the NPDC Warrant Certificate.

     5.5. No Conflicts. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by NPDC for the execution, delivery, or performance by NPDC of this Agreement or the other Transaction Documents to be executed, delivered, and performed by NPDC, except as may be required under federal or state securities laws, pursuant to the rules of such securities exchange or market on which the NPDC Warrant Shares may be listed or quoted, and for filings of such amendment to NPDC's certificate of incorporation as may be necessary to authorize the NPDC Warrant Shares. No consent of any party to any contract, agreement, instrument, lease, or license (collectively, "NPDC Contracts") to which NPDC or any NPDC Subsidiary is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement or the other Transaction Documents to be executed, delivered, and performed by NPDC; and the execution, delivery, and performance by NPDC of this Agreement and the other Transaction Documents to be executed, delivered, and performed by NPDC will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to rights and privileges that such party was not receiving or entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of NPDC or any NPDC Subsidiary that it was not paying or obligated to pay immediately before this Agreement was executed under, any term of any such NPDC Contract, or result in the creation of any lien (except as set forth in the Mortgage) on any of NPDC's or any NPDC Subsidiary's properties of assets, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of NPDC or NPDC Subsidiary, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on NPDC or any NPDC Subsidiary or to which it or any of its businesses, properties, or assets are subject, in each case except as would not be reasonably likely to have a Material Adverse Effect on NPDC.

     5.6. No Registration Required. Assuming the continuing accuracy of the representations and warranties of the Purchasers contained in Article VII hereof, the offer, sale and issuance of the NPDC Warrants and, upon exercise of the NPDC Warrants in accordance with their terms, the NPDC Warrant Shares will be exempt from the registration requirements of the Securities Act.

     5.7. NPDC Taxes. NPDC has filed all federal, state, local, and foreign tax returns, informational returns, and excise tax returns which are required to have been filed by it, and there have been paid all taxes shown to be due and payable on such returns and all other material taxes and assessments payable by it, unless any such tax or assessment is being diligently contested in good faith and NPDC has adequately reserved against such tax or assessment on its books and financial statements in accordance with GAAP, in each case except as would not be reasonably likely to have a Material Adverse Effect on NPDC. No material tax liens have been filed and no material claims are being asserted with respect to any such taxes as of the date hereof. No material tax assessment against NPDC has been proposed and all of its tax liabilities are adequately provided for on its books and financial statements in accordance with GAAP.

     5.8. Broker's or Finder's Commissions; Financial Advisory Fees. No broker's or finder's fee or commission or financial advisory or similar fees will be payable by NPDC or any of its affiliates with respect to the issuance and sale of the Notes, the GP Warrants, or the NPDC Warrants or otherwise in connection with the transactions contemplated by the Transaction Documents.

     5.9. Disclosure. None of the factual information concerning NPDC and the NPDC Subsidiaries set forth in the SEC Reports or delivered pursuant to this Agreement, the other Transaction Documents, or the other documents set forth on
Schedule 4.16 contains as of its date, certification, or delivery any untrue statement of a material fact, and all such factual information (taken as a whole) does not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

VI. Representations and Warranties of MXL

     MXL represents and warrants to the Purchasers as follows:

     6.1. Organization and Qualification. MXL is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry on the business in which it is engaged. MXL is duly qualified to transact the business in which it is engaged and is or will be in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary, except as would not be reasonably likely to have a Material Adverse Effect on MXL.

     6.2. Authority; Enforceability. MXL has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of MXL have been or prior to the Contemplated Conveyance will have been duly taken to authorize the execution, delivery, and performance by MXL of this Agreement. This Agreement has been duly authorized, executed, and delivered by MXL. This Agreement constitutes the legal, valid, and binding obligation of MXL and is enforceable as to MXL in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) for general principles of equity that restrict the availability of equitable remedies.

     6.3. No Conflicts. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by MXL for the execution, delivery, or performance by MXL of this Agreement. No consent of any party to any contract, agreement, instrument, lease, or license (collectively, "MXL Contracts") to which MXL or any MXL Subsidiary is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance by MXL of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to rights and privileges that such party was not receiving or entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of MXL or any MXL Subsidiary that it was not paying or obligated to pay immediately before this Agreement was executed under, any term of any such MXL Contract, or result in the creation of any lien (except as set forth in the Mortgage) on any of MXL's or any MXL Subsidiary's properties of assets, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of MXL or MXL Subsidiary, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on MXL or any MXL Subsidiary or to which it or any of its businesses, properties, or assets are subject, in each case except as would not be reasonably likely to have a Material Adverse Effect on MXL.

     6.4. Title to Premises. After the Contemplated Conveyance, MXL will have an indefeasible estate in fee simple in the portion of the Premises which constitutes real property and MXL will own good title to the portion of the Premises which constitutes personal property, in each case and to MXL's knowledge, subject only to the encumbrances set forth on Schedule 2.15, the Existing Lien (if the Contemplated Conveyance occurs prior to the release of the Existing Lien), liens securing the Notes, and such other matters as may be approved in writing by the Purchasers.

     6.5. Disclosure. None of the factual information concerning MXL and the MXL Subsidiaries set forth in the SEC Reports or delivered pursuant to this Agreement, the other Transaction Documents, or the other documents set forth on
Schedule 4.16 contains as of its date, certification, or delivery any untrue statement of a material fact, and all such factual information (taken as a whole) does not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

VII. Representations and Warranties of the Purchasers

     Each Purchaser, severally and not jointly, represents and warrants to the other parties hereto as follows:

     7.1. Authority to Buy. Such Purchaser has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary proceedings of such Purchaser have been duly taken to authorize the execution, delivery, and performance of this Agreement by such Purchaser. This Agreement has been duly executed and delivered by such Purchaser, is the legal, valid, and binding obligation of such Purchaser, and is enforceable as to such Purchaser in accordance with its terms.

     7.2. Non-Distributive Intent. Such Purchaser is acquiring the Securities to be acquired by it for its own account (and not for the account of others) for investment and not with a view to the distribution thereof in violation of the Securities Act. The Purchaser understands that it may not sell or otherwise dispose of the Securities in the absence of either a registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act.

     7.3. Information and Experience. Purchaser acknowledges receipt of the SEC Reports. Purchaser has made such inquiry concerning GP and NPDC and their business and personnel as such Purchaser deemed necessary and appropriate in connection with its investment in GP and NPDC contemplated hereby. The officers of GP and NPDC have made available to such Purchaser any and all written information which it has requested and have answered to such Purchaser's satisfaction all inquiries made by such Purchaser. Such Purchaser has sufficient knowledge and experience in investing in companies similar to GP and NPDC so as to be able to evaluate the risks and merits of its investments in GP and NPDC and is able financially to bear the risks thereof.

     7.4. Purchaser Status. Such Purchaser is an accredited investor within the definition set forth in Rule 501(a) under the Securities Act and an investment company registered under the Investment Company Act of 1940, as amended.

     7.5. Broker's or Finder's Commissions; Financial Advisory Fees. No broker's or finder's fee or commission or financial advisory or similar fees will be payable by any of the Purchasers with respect to the issuance and sale of the Notes, the GP Warrants, or the NPDC Warrants or otherwise in connection with the transactions contemplated by the Transaction Documents. Each Purchaser agrees to indemnify GP and NPDC and hold each of them harmless against any loss, cost, claim or liability (including reasonable attorneys' fees and reasonable disbursements for the investigation and defense of claims) arising out of or relating to any such actual or alleged broker's or finder's fee or commission.

VIII. Covenants and Agreements

     The parties covenant and agree as follows:

     8.1. Advice of Changes. Until the Closing or the termination of this Agreement, each of GP, NPDC, and MXL will immediately advise the Purchasers in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which any of them obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement, which (if existing and known at any time prior to or at the Closing) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing) would cause a condition to any party's obligations under this Agreement not to be fully satisfied. Any such notice or disclosure shall be given no effect in satisfying any of the conditions of Section 2.1 hereof.

     8.2. Furnish Future Information. After the Closing, GP shall deliver to the holders of the Notes and the GP Warrants, for so long as such Persons own any Notes or GP Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices, and proxy statements sent by it to its stockholders, all regular and periodic reports filed by it with any securities exchange or with the SEC, and all material press releases. After the Spin-Off Date, NPDC shall deliver to the holders of the NPDC Warrants, for so long as such Persons own any NPDC Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices, and proxy statements sent by it to its stockholders, all regular and periodic reports filed by it with any securities exchange or with the SEC, and all material press releases.

     8.3. Mortgage.

     (a) Each Purchaser and other Security Holder acknowledges and agrees that, in contemplation of the Spin-Off, GP shall have the right to convey the Premises to MXL, which at the time of such conveyance will be a wholly-owned subsidiary of NPDC (such conveyance is referred to herein as the "Contemplated Conveyance"). GP will give prompt notice to the Agent of the occurrence of the Contemplated Conveyance. Whether or not the Spin-Off or the Contemplated Conveyance has occurred, any extension of, or increase in the principal amount of, interest rate on, or other charges on, the Notes or any other amendment, extension, waiver, or modification to the Notes or other Transaction Documents which increases the obligations secured by the Mortgage must be agreed upon in writing by each of GP, the Agent, and MXL to be effective.

     (b) In connection with the Contemplated Conveyance, and subject to Section 39 of the Mortgage, MXL will, at the sole cost of MXL, (i) execute such documents and take such other actions as may be necessary to assume the Mortgage and all of the obligations and liabilities of GP arising thereunder, provided, however, that it is expressly understood and agreed that such assumption will be made subject to the provisions of Section 8.4 hereof and (ii) deliver or cause to be delivered an endorsement to the Title Policy or a side letter from the Title Company (in either case, provided that the same is available at nominal cost), in form reasonably acceptable to the Agent, insuring to the Agent that
(A) MXL is the fee owner of the  Premises  and (B) the  Mortgage,  as assumed by

MXL, is a valid and subsisting first priority lien against the Premises subject only to the Permitted Encumbrances.

     (c) Each Security Holder which holds any Notes agrees that, if GP or MXL shall tender full payment of the outstanding principal amount of the Notes, together with all interest and other sums due thereunder, as contemplated by
Section 17(a) of the Mortgage, such Security Holder will promptly surrender to the tenderor and endorse (without recourse) all Notes held by such Security Holder as contemplated by such Section 17(a).

     8.4. No Liability. Each Purchaser and other Security Holder acknowledges and agrees that, notwithstanding anything to the contrary contained in this Agreement or in any of the other Transaction Documents, except as provided otherwise in this Section 8.4, (a) neither MXL nor any MXL Related Party (other than GP) shall have any personal liability for (i) the payment of any sum of money which is or may be payable by GP hereunder or under any Note, the Mortgage, the GP Warrants, or the GP Registration Rights Agreement, including, but not limited to, the repayment of the Notes, or (ii) the performance or discharge of any covenants, obligations, or undertakings of GP hereunder or under any Note, the Mortgage, the GP Warrants, or the GP Registration Rights Agreement, and no monetary or deficiency judgment shall be sought or enforced against MXL or any MXL Related Party (other than GP) with respect thereto, notwithstanding any conveyance or transfer of the Premises to MXL or any assumption of the Mortgage by MXL, and (b) neither MXL nor any MXL Related Party (other than NPDC) shall have any personal liability for (i) the payment of any sum of money which is or may be payable by NPDC hereunder or under the NPDC Warrants or the NPDC Registration Rights Agreement, or (ii) the performance or discharge of any covenants, obligations, or undertakings of NPDC hereunder or under the NPDC Warrants or the NPDC Registration Rights Agreement, and no monetary or deficiency judgment shall be sought or enforced against MXL or any MXL Related Party (other than NPDC) with respect thereto, notwithstanding any conveyance or transfer of the Premises to MXL or any assumption of the Mortgage by MXL; provided, however, that a judgment may be sought against MXL or any MXL Related Party to enforce the rights of the Agent in, to, or against the Premises, and the Agent shall have full recourse to and the right to proceed against the Premises. Nothing contained herein shall impair the validity of GP's obligations under the Notes or in any way affect or impair the lien of the Mortgage, or the right of the Agent to enforce any and all rights and remedies under and by virtue of the Notes, this Agreement, or any other Transaction Document, including, without limitation, naming MXL as a party defendant in any foreclosure action, or limit the Agent from pursuing or seeking to enforce the rights of the Agent against any third parties, including any guarantor, indemnitor, or surety under any guaranty or indemnity delivered in connection with this Agreement, the Notes, or any other Transaction Document or otherwise in connection with the Notes.

     8.5. Transfer Restrictions. Each Purchaser and other Security Holder acknowledges and agrees that the Securities are subject to restrictions on transfer as set forth in the Notes, GP Warrants, GP Registration Rights Agreement, NPDC Warrants, and NPDC Registration Rights Agreement.

     8.6. Bank Consent. GP shall use its commercially reasonable efforts to obtain at or prior to the Closing the Banks' consent to the transactions contemplated by this Agreement, including the release of the Existing Lien.

     8.7. Title Insurance. GP shall use its commercially reasonable efforts to purchase, at or prior to the Closing, the Title Policy in accordance with
Section 2.15.

     8.8. NYSE Listing. GP shall use its commercially reasonable efforts to cause The New York Stock Exchange, at or prior to the Closing, to have listed or approved the listing on official notice of issuance of the GP Warrant Shares.

     8.9. Warrant Purchase. If any party shall terminate this Agreement pursuant to Section 11.1(e) and the condition set forth in Section 2.14 shall not have been satisfied on or prior to the date notice of termination is given, each of the Purchasers shall have the right, by giving notice to GP not more than ten days after the date notice of termination is given, to elect to purchase the number of GP Warrants specified opposite such Purchaser's name in Schedule 1.2, at a purchase price for each such GP Warrant equal to $4.213, and not to purchase the Notes. Any Purchaser exercising such right shall also be entitled to receive NPDC Warrants under the circumstances and in the manner set forth in
Section 1.4. If any Purchaser exercises such right, the parties agree to modify, as promptly as practical, this Agreement (including, without limitation, the corresponding terms and conditions with respect to closing deliveries, payments, covenants, and indemnities), the GP Warrants, the NPDC Warrants, the GP Registration Rights Agreement, the NPDC Registration Rights Agreement, and the Indemnity Agreement to the extent necessary to effectuate such transaction.

     8.10. Spin-Off. GP shall not consummate the Spin-Off unless, on the Spin-Off Date, the Agent shall have received the opinion of counsel to NPDC, dated as of such date, substantially in the form set forth in Exhibit J.

     8.11. Subordination Agreement. If any person holding or proposing to provide Senior Indebtedness so requests, each Security Holder which holds any Notes shall (and authorizes the Agent on such Security Holder's behalf to) at GP's expense enter into a subordination agreement (a "Subordination Agreement") contemplated by Section 7(d) of the Notes, confirming and supplementing the provisions of Section 7 of the Notes, and containing such terms as are customarily included in such a subordination agreement and are reasonably satisfactory to the Agent, in such form as may be reasonably requested by such person. Without limiting the generality of the foregoing, each Security Holder which holds any Notes shall (and authorizes and directs the Agent on such Security Holder's behalf to) at GP's expense enter into a Subordination Agreement substantially in the form set forth in Exhibit K.

IX.      Agent

     9.1. Appointment and Authority.

     (a) Each Purchaser and each Security Holder hereby appoints the Agent as its agent, to act on its behalf, with respect to this Agreement and the other

Transaction Documents. Agent hereby accept such appointment and hereby agrees that all actions taken by it in connection with this Agreement and the other Transaction Documents shall be taken on behalf of and for the benefit of the Purchasers or the Security Holders, as applicable. Each Purchaser and each Security Holder hereby irrevocably authorizes the Agent to take such action on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are specifically delegated to the Agent by the terms hereof or thereof, together with such other powers as are reasonably incidental thereto. Without limiting the foregoing, the Agent shall have full and irrevocable authority on behalf of each Purchaser and each Security Holder, without notice or prior consent, to:

(i) accept and give notices and other communications relating to this Agreement or the other Transaction Documents;

(ii) waive any ministerial provision of this Agreement or the other Transaction Documents;

(iii) modify or amend this Agreement or the other Transaction Documents for ministerial purposes;

(iv)     administer the debt evidenced by the Notes on a day-to-day basis;

(v) execute any instrument or document that the Agent may determine is necessary or desirable in the exercise of his authority under this
         Article IX, including, but not limited to, any easement, restrictive covenant, reciprocal easement agreement, or other similar document, provided, however, that, the Agent shall not, without the consent of holders of a majority of the outstanding principal amount of the Notes, execute any such instrument or document if such execution will result in an adverse affect on the Premises;

(vi) execute in the name of and on behalf of each and every holder of the Notes any and all (A) assignments, releases, substitute instruments, and other documents necessary or appropriate to carry out the intent of
         Section 27 of the Mortgage concerning defeasance of the Mortgage and
         (B) supplemental or substitute mortgages, supplemental or substitute notes, and other documents necessary or appropriate to carry out the intent of Section 38 of the Mortgage concerning splitting of the Mortgage and the loan secured thereby; and, if necessary or appropriate in connection therewith, the holders shall deliver their respective Notes to the Agent for surrender or amendment in connection therewith; and

(vii) execute in the name of and on behalf of each and every holder of the Notes a Subordination Agreement and, upon the execution of a
         Subordination Agreement, the Agent shall have all of the authority, rights, responsibilities, duties, and obligations hereunder with respect to such Subordination Agreement as the Agent has with respect to the Notes.

         (b) The Agent shall also have full and irrevocable authority on behalf of the Purchasers and the Security Holders:

(i) prior to the Closing, with the prior consent of Purchasers which, pursuant to Schedule 1.2, are to purchase a majority of the principal amount of the Notes, to waive any condition to closing or other provision of, to modify, or to amend this Agreement, other than modifications or amendments to the purchase price to be paid by the Purchasers or to the principal amount of Notes to be bought by any Purchaser;

(ii) following the Closing, with the prior consent of the holders of a majority of the outstanding principal amount of Notes, to waive any provision of, to modify, or to amend this Agreement, or deal with the other parties to this Agreement, settle any dispute relating to the terms of this Agreement or act in connection with all matters arising out of, based upon, or in connection with this Agreement and the transactions contemplated hereby;

(iii) with the prior consent of the holders of a majority of the outstanding principal amount of Notes, to waive any provision of, to modify, or to amend the Notes, the Mortgage, or, to the extent relating thereto, this Agreement, or deal with the other parties to the Notes, the Mortgage, or, to the extent relating thereto, this Agreement, settle any dispute relating to the terms of the Notes, the Mortgage, or, to the extent relating thereto, this Agreement or act in connection with all matters arising out of, based upon, or in connection with such agreements and the transactions contemplated thereby, provided, however, that no such amendment or waiver shall, unless signed by the holder or purchaser of any Note affected thereby, (A) reduce the principal of or rate of interest on any Note or any fees thereunder or (B) postpone the date fixed for any payment of principal of or interest on any Note;

(iv) with the prior consent of the holders of a majority of the outstanding GP Warrants, to waive any provision of, to modify, or to amend the GP Warrants or, to the extent relating thereto, this Agreement; or deal with the other parties to the GP Warrants or, to the extent relating thereto, this Agreement, settle any dispute relating to the terms of the GP Warrants or, to the extent relating thereto, this Agreement, or act in connection with all matters arising out of, based upon, or in connection with such agreements and the transactions contemplated thereby;

(v) with the prior consent of the Majority Holders (as defined in the GP Registration Rights Agreement), to waive any provision of, to modify, or to amend the GP Registration Rights Agreement or, to the extent relating thereto, this Agreement; or deal with the other parties to the GP Registration Rights Agreement or, to the extent relating thereto, this Agreement, settle any dispute relating to the terms of the GP Registration Rights Agreement or, to the extent relating thereto, this Agreement, or act in connection with all matters arising out of, based upon, or in connection with such agreements and the transactions contemplated thereby;

(vi) with the prior consent of the holders of a majority of the outstanding NPDC Warrants, to waive any provision of, to modify, or to amend the NPDC Warrants or, to the extent relating thereto, this Agreement; or deal with the other parties to the NPDC Warrants or, to the extent relating thereto, this Agreement, settle any dispute relating to the terms of the NPDC Warrants or, to the extent relating thereto, this Agreement, or act in connection with all matters arising out of, based upon, or in connection with such agreements and the transactions contemplated thereby; and

(vii) with the prior consent of the Majority Holders (as defined in the NPDC Registration Rights Agreement), to waive any provision of, to modify, or to amend the NPDC Registration Rights Agreement or, to the extent relating thereto, this Agreement; or deal with the other parties to the NPDC Registration Rights Agreement or, to the extent relating thereto, this Agreement, settle any dispute relating to the terms of the NPDC Registration Rights Agreement or, to the extent relating thereto, this Agreement, or act in connection with all matters arising out of, based upon, or in connection with such agreements and the transactions contemplated thereby.

         (c) The Agent agrees that, upon receipt of written notice to act executed by (i) Purchasers which, pursuant to Schedule 1.2, are to purchase a majority of the principal amount of the Notes (if prior to the Closing) or the holders of a majority of the outstanding principal amount of the Notes (if following the Closing), with respect to this Agreement; (ii) holders of a majority of the outstanding principal amount of the Notes, with respect to the Notes or the Mortgage; (iii) holders of a majority of the outstanding GP Warrants, with respect to the GP Warrants; (iv) holders of a majority of the outstanding NPDC Warrants, with respect to the NPDC Warrants; (v) Majority Holders (as defined in the GP Registration Rights Agreement) with respect to the GP Registration Rights Agreement; and (vi) Majority Holders (as defined in the NPDC Registration Rights Agreement) with respect to the NPDC Registration Rights Agreement, Agent shall take any and all actions as so directed by such Persons.

         (d) Notwithstanding anything to the contrary contained herein, the Agent shall not, without the prior consent of holders of a majority of the outstanding principal amount of the Notes:

(i) send out any notice of default under the Mortgage to the Mortgagor (as defined in the Mortgage);

(ii) amend, restate, or otherwise modify, in any material respect, the Mortgage or any of the other Debt Documents (as defined in the Mortgage) to which the Agent is a party;

(iii) release the Premises from the lien of the Mortgage (other than in connection with Section 26 of the Mortgage) or release any other collateral securing the Obligations; or

(iv)     release any obligor under the Notes or Debt Documents.

         (e) After the Agent obtains knowledge of an event of default under and as defined in the Mortgage, the Agent shall not exercise any remedies available to the Agent under the Mortgage or otherwise available at law or in equity without the prior consent of holders of a majority of the outstanding principal amount of the Notes; provided, however, that, immediately following the Agent obtaining knowledge of such an event of default, the Agent shall notify such holders of such event of default and shall consult with such holders with respect to the action to be taken and remedies to be exercised by the Agent in connection with such event of default. If, within 20 days after the Agent obtains knowledge of the occurrence of such an event of default, holders of a majority of the outstanding principal amount of the Notes have not agreed upon the action to be taken and remedies to be exercised by the Agent in connection with such event of default, the Agent shall commence to foreclose the Mortgage and shall diligently prosecute such foreclosure in accordance with the terms thereof.

         9.2. Performance of Duties and Obligations. In performing its functions and duties hereunder on behalf of the Security Holders, the Agent shall exercise the same care and skill as it would exercise in dealing with securities held for its own account. Neither the Agent nor any of its directors, officers, employees, or other agents shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent (a) may consult with legal counsel and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith and in accordance with the advice of such experts; (b) makes no representation or warranty to any Security Holder as to, and shall not be responsible to any Security Holder for, any recital, statement, representation, or warranty made in or in connection with this Agreement or the other Transaction Documents or in any written or oral statement (including a financial or other such statement), instrument, or other document delivered in connection herewith or therewith or furnished to any Security Holder by or on behalf of GP, NPDC, or MXL; (c) shall have no duty to ascertain or inquire into GP's, NPDC's, or MXL's performance or observance of any of the covenants or conditions contained herein or to inspect any of the property (including the books and records) of GP, NPDC, or MXL or to inquire into the existence or possible existence of any Event of Default; (d) shall not be responsible to any Security Holder for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency, collectability, or value of this Agreement or the other Transaction Documents or any instrument or document executed or issued pursuant hereto or in connection herewith, except to the extent that such may be dependent on the due authorization and execution by the Agent itself; (e) except as expressly provided herein in respect of information and data furnished to the Agent for distribution to the Security Holder, shall have no duty or responsibility, either initially or on a continuing basis, to provide to any Security Holder any information with respect to GP, NPDC, or MXL, whether coming into its possession before the date hereof or at any time or times thereafter; and (f) shall incur no liability under or in respect of this Agreement or the other Transaction Documents for, and shall be entitled to rely and act upon, any notice, consent, certificate or other instrument or writing (which may be by e-mail, facsimile (telecopier), telegram, cable, or other electronic means) believed by it to be genuine and correct and to have been signed or sent by the proper party or parties.

         9.3. Liquidation. After any acceleration of any of amounts due and owing under the Notes, all monies or other assets received by the Agent, as repayments of any of the Notes, proceeds of exercise of the security interest provided by the Mortgage, or otherwise, shall be applied first to the Agent for any Agent fees and expenses then due and payable under this Agreement until such fees and expenses are paid in full, and then to the holders of the Notes for their percentage shares of all principal, interest, and other amounts then due and payable from GP until such principal, interest, and other amounts are paid in full.

         9.4. Successor Agent. The Agent may resign at any time by giving 30 days written notice thereof to the Security Holders, GP, NPDC, and MXL. Upon any such resignation, the Security Holders, with prior written notice to GP, NPDC, and MXL, shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed, and shall have accepted such appointment, within 30 days after such notice of resignation, then the retiring Agent may (but shall not be required to) appoint a successor Agent, upon notice to the Security Holders, GP, NPDC, and MXL. Upon the acceptance by a successor Agent of its appointment as Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the properties, rights, powers, privileges and duties of the former Agent in its capacity as such, without further act, deed or conveyance. Upon the effective date of resignation of a retiring Agent, such Agent shall be discharged from its duties under this Agreement or the Transaction Documents, but the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted by it while it was Agent under this Agreement.

         9.5. Fees and Expenses of Agent. GP shall pay to the Agent from time to time such reasonable fee for its services as agent as GP and the Agent shall agree in writing. GP shall reimburse the Agent promptly upon request for all reasonable disbursements, advances, and expenses incurred or made by or on behalf of it in addition to the fee for its services. Such expenses may include the reasonable compensation, disbursements, and expenses of the Agent's agents, counsel, and other persons not regularly in its employ.

9.6.     Indemnification.

         (a) The Security Holders and GP, jointly and severally, shall indemnify the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in such capacity in any way relating to or arising out of this Agreement or the other Transaction Documents or any action taken or omitted to be taken by the Agent in such capacity hereunder or under the other Transaction Documents; provided, that neither any of the Security Holders nor GP shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limiting the generality of the foregoing, each of the Security Holders and GP agrees to reimburse the Agent, promptly on demand, for any out-of-pocket expenses (including counsel fees and disbursements) incurred by the Agent in connection with the preparation, execution, administration, or enforcement of, or the preservation of any rights under, this Agreement or the other Transaction Documents.

         (b)  Without  limiting  Section  9.6(a),  as among GP and the  Security
Holders:

(i) GP shall be solely liable for, and shall reimburse the Security Holders for, and indemnify and hold the Security Holders harmless from and against, any claim by the Agent for the fees and expenses of the Agent for which GP is responsible under Section 9.5.

(ii) The Security Holders shall be solely liable for, and shall reimburse GP for, and indemnify and hold GP harmless from and against, any claim by the Agent under Section 9.6(a) resulting from any action taken or omitted to be taken at the direction of the Security Holders, or any of them (except for the fees and expenses provided in Section 9.5), or any dispute among the Security Holders. The liability of the Security Holders under this Section 9.6(b)(ii) shall be joint and several and shall be allocated among the Security Holders on a pro rata basis based upon the outstanding principal amounts of the Notes.

(iii) In any circumstance not provided for in Section 9.6(b)(i) or (ii), GP, on the one hand, and the Security Holders, on the other, shall contribute to the liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements for which any of them may be liable under Section 9.6(a) based on all relevant equitable considerations, including the relative fault of GP and the Security Holders in the aggregate in connection with the facts which resulted in such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements.

X.       Indemnification

         10.1. General. Each of GP, NPDC, and MXL (the "indemnifying party") shall indemnify and hold harmless each Purchaser and its affiliates, officers, directors, trustees, stockholders, employees, agents, and representatives (each, an "indemnified party") from and against any and all liabilities, claims, demands, actions, suits, losses, damages, costs, and expenses (including, without limitation, reasonable attorneys' fees, and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, any and all amounts paid in settlement of any claim or litigation, and any of the foregoing arising out of or relating to the enforcement of this Article X) (collectively, "Damages"), based upon or arising out of a breach of any covenant, agreement, representation, or warranty made by the indemnifying party in this Agreement or the other Transaction Documents.

10.2.    Indemnity Procedures.

         (a) An indemnified party seeking indemnification under this Agreement in respect of, arising out of, or involving a claim or demand made by any person or governmental authority against the indemnified party based upon or arising out of a breach of any covenant, agreement, representation, or warranty made by the indemnifying party in this Agreement or the other Transaction Documents (a "Third Party Claim") shall notify the indemnifying party in writing of the Third Party Claim within 10 days after receipt by the indemnified party of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided under this Agreement, except to the extent the indemnifying party shall have been prejudiced by such failure. Thereafter, the indemnified party shall deliver to the indemnifying party, promptly after the indemnified party's receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Third Party Claim.

         (b) The indemnifying party shall have the right, within 30 days after being so notified, to assume the defense of such Third Party Claim with counsel reasonably satisfactory to the indemnified party. In any such proceeding the defense of which the indemnifying party shall have so assumed, the indemnified party shall have the right to participate therein and retain its own counsel at its own expense unless (i) the indemnified party and the indemnifying party shall have mutually agreed to the retention of such counsel, (ii) the indemnified party shall have reasonably concluded on the basis of an opinion of its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party, and representation of both parties by the same counsel would be inappropriate in the opinion of the indemnified party's counsel due to actual or potential differing interests between them; in any such case, one such separate counsel may be retained by all indemnified parties as a group at the indemnifying party's expense. To the extent that the settlement of such a Third Party Claim, the defense of which has been assumed by the indemnifying party, involves the payment of money only, the indemnifying party shall have the right, in consultation with the indemnified party, to settle those aspects dealing only with the payment of money, provided that the indemnifying party pays such money and such settlement includes a general release from the other parties to such Third Party Claim in favor of the indemnified party. In connection with any such defense or settlement, the indemnifying party shall not enter into a consent decree involving injunctive or non-monetary relief or consent to an injunction without the indemnified party's prior written consent, which consent shall not be unreasonably withheld.

         (c) The indemnified party at the indemnifying party's expense shall cooperate in all reasonable respects with the indemnifying party in connection with any Third Party Claims and the defense or compromise thereof. Such cooperation shall include at the indemnifying party's expense the retention and (upon the indemnifying party's request) the provision to the indemnifying party of records and information reasonably relevant to the Third Party Claim which are not confidential, making employees available on a mutually convenient basis to provide additional information, and explanation of any material provided under this Agreement. If the indemnifying party shall have assumed the defense of a Third Party Claim, the indemnified party shall not admit any liability with respect to, or settle, compromise, or discharge, the Third Party Claim, without the indemnifying party's prior written consent, which consent shall not be unreasonably withheld; provided, that admissions of facts which a party may reasonably be required to make shall not be deemed to be admissions of liability.

         10.3. Exclusivity. The indemnification provided by this Article X shall be the sole remedy (other than termination of this Agreement pursuant to Article XI or declaring an Event of Default) for any matters relating to Third Party Claims; provided, that this Section 10.3 shall not prohibit injunctive relief if available under applicable law.

XI.      Termination

         11.1. Termination. This Agreement may be terminated at any time prior to any Closing:

         (a) by mutual written consent executed by GP, NPDC, MXL, and the Purchasers;

         (b) by GP, by notice given to the Purchasers in writing, without liability to GP, NPDC, or MXL on account of such termination (providing GP, NPDC, and MXL are not otherwise in default or in breach of this Agreement), if
(i) any of the conditions to GP and NPDC's obligations under this Agreement shall not have been satisfied or waived in writing by GP and NPDC prior to the Closing or (ii) the Purchasers shall have failed to perform in any material respect their covenants or agreements contained herein required to be performed prior to the Closing, or shall have breached any of their representations or warranties contained herein, in each instance in a material respect (and provided that GP and NPDC shall afford the Purchasers at least 15 Business Days notice of and opportunity to cure such breach), unless such failure is attributable to the breach by GP or NPDC of any of its obligations to consummate the transactions contemplated hereby or of any of its other obligations hereunder;

         (c) by the Purchasers, acting jointly, by notice given to GP, NPDC, and MXL in writing, without liability to the Purchasers on account of such termination (providing the Purchasers are not otherwise in default or in breach of this Agreement), if (i) any of the conditions to the Purchasers' obligations under this Agreement shall not have been satisfied or waived in writing by the Purchasers prior to the Closing or (ii) GP, NPDC, or MXL shall have failed to perform in any material respect its covenants or agreements contained herein required to be performed prior to the Closing, or shall have breached any of its representations or warranties contained herein, in each instance in a material respect (and provided that the Purchasers shall afford GP, NPDC, and MXL at least 15 Business Days notice of and opportunity to cure such breach), unless such failure is attributable to the breach by the Purchasers of any of their obligations to consummate the transactions contemplated hereby or of any of their other obligations hereunder;

         (d) by any of GP, NPDC, or the Purchasers, by notice given to the other parties in writing, without liability, if the transactions contemplated hereby shall violate any non-appealable final order, decree, or judgment of any governmental authority having competent jurisdiction or if there shall be a statute, rule, or regulation that makes the transactions contemplated hereby illegal or otherwise prohibited provided that the party seeking to terminate this Agreement under this Section 11.1(d) shall have used reasonable commercial efforts to avoid the issuance of any such order, decree, or judgment; or

         (e) by any of GP, NPDC, or the Purchasers, by notice given to the other parties in writing, without liability, if the Closing shall not occur on or prior to the date which falls 60 days following the date of this Agreement.

         11.2. Effect of Termination. Upon any termination of this Agreement pursuant to Section 11.1 this Agreement shall become wholly void and of no further force or effect (except Section 8.9, this Section 11.2, and Article XII) and none of the parties shall have any liability or obligation to the others arising out of this Agreement except for any liability arising from a party's breach of this Agreement prior to such termination.

XII.     Miscellaneous

         12.1. Costs and Expenses. GP agrees to pay on demand all costs and expenses of the Purchasers in connection with the preparation, execution and delivery of this Agreement and the other Transaction Documents, and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of Paul, Hastings, Janofsky & Walker LLP, counsel for the Purchasers, with respect thereto), in an amount not to exceed $100,000.

         12.2. Further Actions. At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         12.3. Entire Understanding. This Agreement and the Exhibits and Schedules hereto set forth the entire understanding of the parties with respect to the subject matter hereof and supersede all existing agreements among them concerning such subject matter.

         12.4. Amendments and Waivers. Any provisions of this Agreement may be modified, amended, or waived if, but only if, such modification, amendment or waiver is in writing and is signed by GP, NPDC, MXL, and each of the Purchasers or, subject to Section 9.1, the Agent; provided that the Agent shall be required to consent to any modification, amendment, or waiver of the rights or duties of the Agent; and provided, further, that, after the Spin-Off Date, the signature of GP, NPDC, or MXL on such modification, amendment, or waiver shall only be required if such modification, amendment, or waiver adversely affects GP, NPDC, or MXL, respectively; and provided, further, that the signature of GP, NPDC, or MXL on the modification, amendment, or waiver of Article IX shall only be required if such modification, amendment, or waiver adversely affects GP, NPDC, or MXL, respectively.

         12.5. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by Federal Express, Express Mail, or similar overnight delivery or courier service, or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given,

(a)      if to GP:

                           GP Strategies Corporation
                           777 Westchester Avenue
                           White Plains, NY 10604
                           Attn:  General Counsel
                           Facsimile No. (914) 249-9745

                  .........with a copy to

                           Robert J. Hasday, Esquire
                           Duane Morris LLP
                           380 Lexington Avenue
                           New York, NY 10168
                           Facsimile No. (212) 692-1020

(b) if to NPDC:

                           c/o GP Strategies Corporation
                           777 Westchester Avenue
                           White Plains, NY 10604
                           Attn:  General Counsel
                           Facsimile No. (914) 249-9745

                  .........with a copy to

                           Robert J. Hasday, Esquire
                           Duane Morris LLP
                           380 Lexington Avenue
                           New York, NY 10168
                           Facsimile No. (212) 692-1020

(c) if to MXL:

                           c/o GP Strategies Corporation
                           777 Westchester Avenue
                           White Plains, NY 10604
                           Attn:  General Counsel
                           Facsimile No. (914) 249-9745

                  .........with a copy to

                           Robert J. Hasday, Esquire
                           Duane Morris LLP
                           380 Lexington Avenue
                           New York, NY 10168
                           Facsimile No. (212) 692-1020

(d) if to any Purchaser:

                           to the address set forth for such Purchaser on the signature pages hereto, with a copy to the Agent (except to the extent such notice may be given by notice to the Agent).

(e) if to the Agent:

                           Gabelli Funds, LLC
                           One Corporate Center
                           Rye, New York 10580
                           Attn: Bruce N. Alpert
                           Facsimile No. (914) 921-5118

                  .........with a copy to

                           Gabelli Funds, LLC
                           One Corporate Center
                           Rye, New York 10580
                           Attn: James E. McKee
                           Facsimile No. (914) 921-5384

or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12.5. Any notice shall be deemed given at the time of receipt thereof.

         12.6. No Waiver; Remedies Cumulative. Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party or the Agent to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party or the Agent of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. The rights, powers, and remedies of the Agent or any Purchaser or Security Holder provided in this Agreement and the other Transaction Documents are cumulative and not exclusive of any right, power, or remedy provided by law or equity.

         12.7. Binding Effect. No party may sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement, except as hereinafter provided, and this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective permitted successors, assigns, and personal representatives of the parties. Any attempted sale, assignment, transfer, conveyance, or delegation in violation of this
Section 12.7 shall be void. The provisions of this Agreement shall inure to the benefit of each indemnified party and its successors and assigns (if not a natural person) and his assigns, heirs, and personal representatives (if a natural person).

         12.8. No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Article IX, Section 12.7, and the other Transaction Documents).

         12.9. Separability. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         12.10. Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         12.11. Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

XIII. Definitions

         "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of New York, New York.

         "Environmental Law" means any present federal, state, and local laws, statutes, ordinances, rules, regulations, standards, policies, and other government directives or requirements, as well as common law, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act, that apply to GP or the Premises and relate to Hazardous Materials.

         "Event of Default" shall have the meaning set forth in the Notes.

         "Environmental Report" means the written report of VERTEX Engineering Services, Inc., dated July 30, 2001, resulting from the environmental site assessments of the Premises delivered to Purchasers, together with the related reliance letter dated July 24, 2003.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America, applied on a consistent basis both as to classification of items and amounts.

         "GP Class B Stock" means the Class B Capital Stock, par value $.01 per share, of GP.

         "GP Common Stock" means the Common Stock, par value $.01 per share, of GP.

         "Hazardous Materials" shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel, and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Premises is prohibited by any federal, state, or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Environmental Law.

         "Material Adverse Effect" means

                  (a) with respect to GP, any change or changes or effect or effects that individually or in the aggregate are materially adverse to
         (i) the assets, business, operations, income, prospects, or condition (financial or otherwise) of GP and the GP Subsidiaries, taken as a whole, or (ii) the ability of GP to fulfill its obligations under this Agreement or any of the other Transaction Documents;

                  (b) with respect to NPDC in relation to the period prior to the Spin-Off Date, any change or changes or effect or effects that individually or in the aggregate are materially adverse to (i) the assets, business, operations, income, prospects, or condition (financial or otherwise) of GP and the GP Subsidiaries, taken as a whole, or (ii) the ability of NPDC to fulfill its obligations under this Agreement or any of the other Transaction Documents;

                  (c) with respect to NPDC in relation to the period after the Spin-Off Date, any change or changes or effect or effects that individually or in the aggregate are materially adverse to (i) the assets, business, operations, income, prospects, or condition (financial or otherwise) of NPDC and the NPDC Subsidiaries, taken as a whole, or (ii) the ability of NPDC to fulfill its obligations under this Agreement or any of the other Transaction Documents;

                  (d) with respect to MXL in relation to the period prior to the Spin-Off Date, any change or changes or effect or effects that individually or in the aggregate are materially adverse to (i) the assets, business, operations, income, prospects, or condition (financial or otherwise) of GP and the GP Subsidiaries, taken as a whole, or (ii) the ability of MXL to fulfill its obligations under this Agreement; and

                  (e) with respect to MXL in relation to the period after the Spin-Off Date means any change or changes or effect or effects that individually or in the aggregate are materially adverse to (i) the assets, business, operations, income, prospects, or condition

         (financial or otherwise) of MXL and the MXL Subsidiaries, taken as a whole, or (ii) the ability of MXL to fulfill its obligations under this Agreement.

         "MXL Related Party" mean any direct or indirect shareholder, employee, officer, director, agent, or representative of MXL.

         "MXL Subsidiaries" means the GP Subsidiaries contemplated to be transferred to MXL in connection with the Spin-Off.

         "NPDC Common Stock" means the Class A Common Stock, par value $.01 per share, of NPDC.

         "NPDC Subsidiaries" means MXL and the other GP Subsidiaries contemplated to be transferred to NPDC in connection with the Spin-Off.

         "NPDC Warrant Amount" means a number equal to 8% of the number of shares of NPDC Common Stock outstanding upon completion of the Spin-Off.

         "NPDC Warrant Record Date" shall mean the date selected by GP for determining the holders of record of GP Warrants entitled to receive NPDC Warrants in accordance with Section 1.4, which date shall not be more than five Business Days prior to the Spin-Off Date.

         "Original Issue Date" of any Note shall have the meaning set forth in such Note.

         "Person" means any individual, partnership, limited liability company, corporation, joint venture, trust, association, or other entity, domestic or foreign, and his, her, or its respective heirs, executors, administrators, legal representatives, successors, and assigns where the context of this Agreement so permits.

         "Related Agreements" means the Mortgage, the GP Registration Rights Agreement, the NPDC Registration Rights Agreement, and the Indemnity Agreement.

         "Release" of any Hazardous Materials includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the Notes, the GP Warrants, the NPDC Warrants, and, on exercise of the GP Warrants or NPDC Warrants in accordance with their terms, the GP Warrant Shares or NPDC Warrant Shares, respectively.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Security Holder" means a holder of any Securities.

         "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities (including contingent liabilities) of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and mature, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's assets would constitute unreasonably small capital. For such purposes, any contingent liability (including guaranties, pending litigation, pension plan liabilities, and claims for federal, state, local, and foreign taxes, if any) is valued at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Spin-Off" means the contemplated spin-off of NPDC by GP, as generally described in GP's press release dated July 11, 2002.

         "Spin-Off Date" means the date on which the distribution of the shares of NPDC to the stockholders of GP pursuant to the Spin-Off is effective.

         "Transaction Documents" means this Agreement, the Related Agreements, the Notes, the GP Warrants, and the NPDC Warrants.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                          GP STRATEGIES CORPORATION


                          By
                            ------------------------------------------
                            Name:
                            Title:

                          NATIONAL PATENT DEVELOPMENT CORPORATION


                          By
                            ------------------------------------------
                            Name:
                            Title:

                          MXL INDUSTRIES, INC.


                          By
                            ------------------------------------------
                            Name:
                            Title:

                            Purchasers

                          THE GABELLI SMALL CAP GROWTH FUND


                          By
                            ------------------------------------------
                            Name:
                            Title:

                         THE GABELLI CONVERTIBLE SECURITIES AND INCOME FUND INC.


                          By
                            ------------------------------------------
                            Name:
                            Title:

                          THE GABELLI EQUITY INCOME FUND


                          By
                            ------------------------------------------
                            Name:
                            Title:

                          THE GABELLI ABC FUND


                          By
                            ------------------------------------------
                            Name:
                            Title:

                            Agent

                            GABELLI FUNDS, LLC


                            By
                            ------------------------------------------
                            Name:
                            Title: